WV Concentrated Equities Fund
Class A Shares
(Ticker Symbol: WVCAX)
Class I Shares
(Ticker Symbol: WVCIX)

A series of Investment Managers Series Trust II

Supplement dated September 14, 2017, to the
Prospectus and Statement of Additional Information (“SAI”), both dated April 28, 2017, as amended.

Effective September 13, 2017 (the “Effective Date”), William Tuebo will no longer serve as a portfolio manager of the WV Concentrated Equities Fund (the “Fund”). Accordingly, as of the Effective Date, all references in the Prospectus and Statement of Additional Information to Mr. Tuebo are hereby deleted in their entirety. Kyle Mowery will continue to serve as portfolio manager of the Fund and will be solely responsible for the portfolio management of the Fund.

Please file this Supplement with your records.